AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

Prospectus Supplement

GLOBAL GROWTH * INTERNATIONAL GROWTH  * INTERNATIONAL DISCOVERY * EMERGING MARKETS

Supplement dated January 27, 2000 * Prospectus dated April 1, 1999

Effective the close of business on January 28, 2000, International Discovery's shares will no longer be available to new accounts. Shareholders of the fund on that day may continue to buy shares into accounts existing on that day.

The following replaces the chart under the heading "What are the funds'
primary investment strategies and principal risks?" on page 2 of the
Investor Class, Advisor Class and Institutional Class prospectuses.

Fund                      Primary Investments                     Principal Risks

Global Growth             U.S. and foreign equity securities of   Invests a significant portion of
                          issuers in developed countries          its assets in foreign securities

International Growth      Equity securities in developed          Invests primarily in
                          foreign countries                       foreign securities

International Discovery   Equity securities of small- to          Invests primarily in small- to
                          medium-sized foreign companies          medium-sized foreign issuers

Emerging Markets          Equity securities of emerging market    Invests primarily in emerging
                          companies                               markets

The following replaces the third paragraph under the heading "What is the difference between the funds?" on page 6 of the Investor Class, Advisor
Class and Institutional Class prospectuses.

*   International Discovery invests primarily in small- to medium-sized foreign companies. The fund will have at least 65% of its assets invested at all times in equity securities of small- to medium-sized foreign companies.

The following replaces the chart and first paragraph on page 13 of the Investor
Class prospectus.

MINIMUM INITIAL INVESTMENT AMOUNTS

To open an account,              Global Growth          International Discovery(1)
the minimum investments are:     International Growth   Emerging Markets
--------------------------------------------------------------------------------

Individual or Joint              $2,500                 $10,000

Traditional IRA                  $1,000                 $10,000

Roth IRA                         $1,000                 $10,000

Education IRA                    $500                     N/A

UGMA/UTMA                        $2,500                 $10,000

403(b)                           No minimum             $10,000

Qualified Retirement Plan        $2,500(2)              $10,000

(1) This fund is closed to new investors.

(2) The minimum investment requirements may be different for some types of retirement plans.

REDEMPTION OF SHARES IN LOW-BALANCE ACCOUNTS

If your redemption activity causes your account balance to fall below the minimum initial investment amount, we will notify you and give you 90 days to meet the minimum. If you do not meet the deadline, American Century will redeem the shares in the account and send the proceeds to your address of record.

SH-SPL-19442   0001